                                                                   EXHIBIT 10.26

                                                           THIRD MODIFICATION TO
                                                     SECOND AMENDED AND RESTATED
                                                     LOAN AND SECURITY AGREEMENT

      This Third Modification to Second Amended and Restated Loan and Security Agreement (this "Modification") is entered into by and between FORMFACTOR, INC., a Delaware corporation ("Borrower") and COMERICA BANK-CALIFORNIA, a California banking corporation, as successor by merger to Imperial Bank ("Lender") as of May 14, 2002.

                                    RECITALS

      This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

      Lender and Borrower previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated March 20, 2001, as modified by that certain First Modification to Second Amended and Restated Loan and Security Agreement, dated as of September 17th, 2001, and by that certain Second Modification to Second Amended and Restated Loan and Security Agreement, dated as of January 15, 2002. The certain Second Amended and Restated Loan and Security Agreement, as so modified and as otherwise amended by any subsequent modification, amendment, restatement, supplement or revision thereto shall collectively be referred to herein as the "Agreement."

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                                    AGREEMENT

      1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

      2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Agreement is hereby modified as set forth below.

            (a) The definition of "Maturity Date" contained in the first sentence of subsection 1.1.1 of the Agreement hereby is amended and restated in its entirety and replaced with July 31, 2002.

            (b) The first sentence of subsection 1.2.1 of the Agreement hereby is amended and restated in its entirety and replaced with the following:

            Subject to the terms and conditions of this Agreement, from time to time from the Closing Date to the Maturity Date, Lender shall, upon Borrower's request in accordance with this Agreement, make advances (each a "Converting Non-Revolving Loan" and collectively, the "Converting Non-Revolving Loans") to Borrower in an aggregate amount not to exceed $2,000,000, the proceeds of which shall be used by Borrower only for the acquisition of Equipment.

            (c) Subsection 5.5.3 of the Agreement hereby is amended and restated in its entirety and replaced with the following:

            5.5.3 COMPLIANCE CERTIFICATE. At the same time as each request for a Revolving Loan under subsection 1.1.1 of this Agreement and concurrently with the submission of each financial statement of Borrower required under this Agreement, a certificate signed by chief financial officer of Borrower, stating that as of the date thereof, Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof, all in form and substance satisfactory to Lender;

            (d) The following new Section 5.11 is hereby inserted in the Agreement in its entirety immediately following existing section 5.10 thereof:

            5.11 AUDITS. Borrower shall permit representatives of Lender to conduct audits of Borrower's Books relating to the Accounts and other Collateral and make extracts therefrom, with results satisfactory to Lender, provided that Lender shall use its best efforts to not interfere with the conduct of Borrower's business and to the extent possible to arrange for verification of the Accounts directly with the account debtors obligated thereon or otherwise, all under reasonable procedures acceptable to Lender and at Borrower's sole expense, provided, however, that, prior to an Event of Default, Borrower shall not be responsible for more than one (1) such audit in each calendar year. Notwithstanding any of the provisions contained in Section 1.1.1 of this Agreement or otherwise, Borrower hereby acknowledges and agrees that upon completion of any such audit Lender shall have the right to adjust the Maximum Revolving Amount, in its sole and reasonable discretion, based on its review of the results of such collateral audit. This right to conduct audits of Borrower's Books relating to the Accounts and other Collateral is conditional upon (i) the inspecting entities' execution of the Confidentiality Letter Agreement and
      (ii) the treatment of all information contained in Borrower's Books as confidential consistent with the Confidentiality Letter Agreement.

      3. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Modification shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Modification, and that no Event of Default has occurred and is continuing. The effectiveness of this Modification and each of the documents, instruments and agreements entered into in connection with this Modification, including without limit any replacement promissory note entered into in connection herewith, is conditioned upon receipt by Lender of this Modification, any other documents which Lender may require to carry out the terms hereof, and including but not limited to each of the following:

            (a) a non-refundable legal documentation fee of $500, plus any Lender expenses incurred through the date of this Modification;

            (b) Borrower's corporate resolution, authorizing Borrower's entry into this Modification; and

            (c) Such other documents and completion of such other matters, as Lender may reasonably deem necessary or appropriate to carry out the terms hereof.

      4. Miscellaneous Provisions.

            (a) This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

            (b) This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

FORMFACTOR, INC.,                            COMERICA BANK-CALIFORNIA,
a Delaware corporation                       a California corporation


By: /s/ Jens Meyerhoff                       By: /s/ Lorraine M. Sue
   -----------------------------------          -----------------------------------


Name:  Jens Meyerhoff                        Name: Lorraine M. Sue
     ---------------------------------            ---------------------------------


Title:  Chief Financial Officer              Title: Vice President
      --------------------------------             --------------------------------

Comerica                               SECOND MODIFICATION TO SECOND AMENDED AND
                                            RESTATED LOAN AND SECURITY AGREEMENT


        This Second Modification to Second amended and Restated Loan and Security Agreement (this "Modification") is entered into by and between FORMFACTOR, INC., a Delaware corporation ("Borrower") and COMERICA BANK-CALIFORNIA, a California banking corporation, as successor by merger to Imperial Bank ("Bank") as of January 15, 2002.

                                    RECITALS

        This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

        Bank and Borrower previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated March 20, 2001, as modified by that certain First Modification to Second Amended and Restated Loan and Security Agreement, dated as of September 17th, 2001. The certain Second Amended and Restated Loan and Security Agreement, as so modified, and as otherwise amended by any subsequent modification, amendment, restatement, supplement or revision thereto shall collectively be referred to herein as the "Agreement".

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                                    AGREEMENT

        1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

        2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Agreement is hereby modified as set forth below.

               (a) Each reference in the Agreement to "Imperial Bank" is hereby deleted and replaced with "Comerica Bank-California."

               (b) Section 7.5 of the Agreement hereby is amended and restated its entirety and replaced with the following:

               7.5 LIMITATION ON LOSSES. Not incur, on a consolidated basis measured as of the last day of each fiscal quarter, a net loss in excess of: (i) $1,000,000 for the quarter ended December 29, 2001; (ii) $5,000,000 for the quarter ended March 30, 2002, (iii) $1,500,000 for the quarter ended June 29, 2002; and (iv) $-0- for the quarter ended September 28, 2002 and as of each quarter and thereafter.

               (c) Section 7.7 of the Agreement hereby is amended and restated its entirety and replaced with the following:

               7.7 CASH AND EQUIVALENTS. Maintain as of last day of the month ended December 29, 2001 and as of the last day of each month thereafter, cash and cash equivalents in an aggregate amount of not less than $15,000,000.

        3. Modification to Other Loan Documents. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, each other document, instrument of agreement entered into by Borrower with or in favor of Bank in connection with the Agreement (collectively, the "Loan Documents') are hereby modified as set forth below:

               A. Each reference in the Loan Documents to "Imperial Bank" is hereby deleted and replaced with "Comerica Bank - California."

        4. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Borrow represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. The effectiveness of this Modification and each of the documents, instruments and agreements entered into in connection with this Modification, including without limit any replacements promissory note entered into in connection herewith, is conditioned upon receipt by Bank of this Modification, any other documents which Bank may require to carry out the terms hereof, and including but not limited to each of the following:

               (a) A non-refundable documentation fee of $250, plus any Bank expenses incurred through the date of this Modification; and

               (b) Such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate to carry out the terms hereof.

        5. Miscellaneous Provisions.

               (a) This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

               (b) This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

FORMFACTOR, INC.,                            COMERICA BANK - CALIFORNIA
a Delaware corporation                       a California banking corporation


By:     /s/ Jens Meyerhoff                   By:     /s/ Lorraine Sue

Name:   Jens Meyerhoff                       Name:   Lorraine Sue

Title:  CFO                                  Title:  Vice President